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                                                                 EXHIBIT 11(b)





                                August 24, 1998


AIM Growth Series
50 California Street, 27th Floor
San Francisco, California  94111

Ladies and Gentlemen:

         We hereby consent to the reference to our firm in the prospectuses that are being filed as part of Post-Effective Amendment No. 45 to the registration statement of AIM Growth Series on Form N-1A (File No. 2-57526).


                                            Very truly yours,

                                            KIRKPATRICK & LOCKHART LLP





                                            By:  /s/ R. DARRELL MOUNTS
                                                 R. Darrell Mounts